NYSE BBX OCTOBER 2004 November 1, 2004 Prepared:

BANKATLANTIC BANCORP NYSE:BBX A Florida based financial services holding company Retail and Commercial Banking Investment Banking and Retail Brokerage

(NYSE:BBX) Assets1 $5.7 Billion Equity Capital1 $459 Million Book Value per Share1 $7.67 Market Capitalization2 $1.0 Billion Price to Book2 2.20x Price to Earnings2 15.03x 1At 9/30/04 2Trailing 12 months, based on $16.86 per share closing price on 10/22/04 BANKATLANTIC BANCORP

Income from Continuing Operations1 (in Millions) $19.2 $38.6 Return on Tangible Assets from Continuing Operations1 0.36% 0.71% Return on Tangible Equity from Continuing Operations1 5.38% 9.49% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #42 2002 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 2003

Income from Continuing Operations1 (in Millions) $10.1 $14.7 Return on Tangible Assets from Continuing Operations1 0.74% 1.09% Return on Tangible Equity from Continuing Operations1 9.77% 16.18% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #42 3Q'03 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 3Q'04

BANKATLANTIC Founded in 1952 "Florida's Most Convenient Bank" 74 branches High visibility in South Florida Strong demographics OVERVIEW

BANKATLANTIC BRANCH NETWORK Household Penetration (1) 273K households 621K accounts 63K online customers 2.5 products & services per household overall cross-sell rate (1) As of 9/30/2004 Distribution Network 74 Branches - Open 7 days Unique ATM niche Award-winning Internet Platform 24x7 Customer Service

BANKATLANTIC FLORIDA DEPOSIT RANKING* Institution Branches Deposits *As of 9/30/03 **Updated to reflect the opening of a de novo branch on 6/1/04 Source: Florida Bankers Assoc. - Branch Deposit Report 1. Bank of America 743 $52.8 2. Wachovia 546 41.0 3. SunTrust 437 29.1 4. Washington Mutual 153 10.5 5. SouthTrust 252 9.5 6. AmSouth 169 6.6 7. World Savings 47 6.0 8. AmTrust 15 5.1 9. Union Planters 71 4.3 10. Colonial Bank 110 4.1 11. Ocean Bank 23 3.7 12. Citibank 34 3.6 13. Northern Trust 27 3.4 14. BankUnited 42 3.3 15. BankAtlantic ** 74 $3.2 Period-end Balances, Billions

BankAtlantic Deposits (In millions) BankAtlantic Market Share *As of 12/31/03 Source: FL Bankers Assoc. MARKET SHARE* BANKATLANTIC Broward (Fort Lauderdale) $1,570 5.38% 6 Palm Beach / Boca Raton 784 2.71% 8 Miami-Dade 398 0.73% 23 Tampa Bay 113 0.40% 28 All Other 194 2.33% 12 Florida 3,059 1.12% 15 Market Share Ranking

BANKATLANTIC STRATEGY Increase Low Cost deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture Grow Lending Units through Conforming 1- 4 Family, Commercial Real Estate, Small Business and Consumer No Credit Card, International, Syndication, or Indirect lending Maintain high performance credit characteristics

BANKATLANTIC "FLORIDA'S MOST CONVENIENT BANK" Seven Day Branch Banking Extended Weekday Hours 24/7 "live" Customer Service Open Most Holidays Free Checking Free Online Banking Unique Banking Experience Dozens of New Deposit product bells and whistles

FLORIDA'S MOST CONVENIENT BANK

BANKATLANTIC NEW BRANCH LOOK

NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* 2001 2002 2003 2004 Estimate NEW ACCTS 43000 99000 145000 168000 *Demand, Savings, NOW accounts comprise Low Cost Deposits

DEPOSIT GROWTH DDA NOW SAVINGS MMA CDs 3Q'03 594.7 480.8 202.4 878.3 826 3Q'04 782.7 590.1 252.4 893.3 724.6 LOW COST DEPOSITS * 3Q '03 1277.9 3Q '04 1625.1 Period-end Balances, Millions 32% 23% 25% - 12% 0.18% 0% 0.37% 0.27% 2.24% 2% 0.97% 3Q '04 Deposit Cost % Growth 27% *Demand, Savings, NOW accounts comprise Low Cost Deposits YEAR-OVER-YEAR CHANGE

LOW COST DEPOSIT GROWTH1 "SAME BRANCH"2, YEAR-OVER-YEAR CHANGE 1 Demand, Savings, NOW accounts comprise Low Cost Deposits 2 Includes Branches open for 2 years or more 15% Goal 20% '04 Goal 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 Linked Qtr Growth 0.149 0.23 0.296 0.305 0.312 0.3312 0.3618 0.335 0.363 0.369 0.272 Quarterly % Growth 15% Goal 20% Goal

LOW COST DEPOSITS* % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 Low Cost Deposit % 0.26 0.29 0.3 0.32 0.35 0.4 0.41 0.43 0.45 0.49 0.5 0.5 *Demand, Savings, NOW accounts comprise Low Cost Deposits

DEMAND DEPOSITS
% OF TOTAL DEPOSITS



25%
20%
15%
10%
5%
0%
13%
13%
14%
14%
16%
18%
19%
20%
21%
24%
24%
24%
4Q'01
1Q'02
2Q'02
3Q'02
4Q'02
1Q'03
2Q'03
3Q'03
4Q'03
1Q'04
2Q'04
3Q'04

18

TOTAL DEPOSITS BANK OPERATIONS 1998 1999 2000 2001 2002 2003 2004 Estimate Total Deposits 1.925772 2.027892 2.234485 2.276567 2.920555 3.058142 3.4 Compound Growth 9.9% *3.58% *Cost of Deposits *3.62% *4.21% *3.68% *2.20% *1.23% 54 52 54 54 72 73 Number of Branches 4.7% Period-end Balances, Billions 75 *0.93% 11.1%

SELF SERVICE COIN COUNTER 3Q '03 4Q '03 1Q '04 2Q '04 3Q '04 East 30053 41122 49638 60547 60071 Number of Transactions Number of Counters in service: 72 Number of Counters in service: 72

BANKATLANTIC.COM 63,000 online customers Free Online Banking Electronic Bill Pay 24x7 Customer Service Winner 2002 Standard of Excellence Award

GROWING FEE INCOME BANK OPERATIONS Deposit Fees Debit Card Loan Fees Financial Services Other $13.5 Million 67% $4.5 Million 22% $1.3 Million 7% $0.2 Million 1% $0.6 Million 3% FEE INCOME $20.1 Million 3Q'04 - Up 23%(a) (a) Year-over-Year Core Fee Income growth

2000 2001 2002 2003 2004 Estimate Fee Income 29.573322 32.077217 42.315973 63.144773 76.4 Compound Growth 26.8% 20.9% 49.2% 31.9 % Dollars in Millions FEE INCOME BANK OPERATIONS

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

BANKATLANTIC 2005 BRANCH EXPANSION STRATEGY Branch de novo expansion strategy: Open between 8 and 10 branches 2005 capital commitment $18 million Anticipated break-even 12-15 months Existing Branch renovation and "branding" initiative: Renovation and "branding" of existing branches Capital commitment $13 million

LOAN GROWTH BANK OPERATIONS 1998 1999 2000 2001 2002 2003 2004 Estimate Total Loans 2.635 2.69 2.854 2.774 3.468 3.676 4.4 Compound Growth 9.1% *137% *Loan to Deposit Ratio *133% *128% *122% *119% *120% 6.0% Period-end Balances, Billions 21.0% *130%

LOAN COMPOSITION BANK OPERATIONS Commercial Real Estate $1, 700 41% +1% Residential 1,722 41% +14% Consumer 463 11% +32% Small Business 189 4% +17% Corporate 107 3% -1% Total Loans $4,181 100% +10% 3Q'04 Gross Outstandings % of Total 3Q'04 vs 3Q'03 Period-end Balances, Millions

ASSET QUALITY 2003 1Q'04 2Q'04 3Q'04 Non Performing Assets - Gross $14.1 $14.0 $14.6 $12.9 Non Performing Assets % Loans & Other Assets 0.4% 0.4% 0.4% 0.3% Net Charge offs $1.1 $(0.6) $(3.3) $(0.3) Annualized Net Charge offs to Avg. Loans O/S 0.0% (0.1)% (0.4)% 0.0% Loan Loss Reserve $45.6 $45.4 $46.7 $48.8 Loan Loss Reserve to Total Loans 1.2% 1.2% 1.2% 1.2% Loan Loss Reserve Coverage of Non Performing Loans 422.1% 387.1% 367.7% 429.7% Period-end Balances, Millions

CURRENT POSTURE Anticipate continuing upturn in rates in 4Q '04 / 1Q '05 Positioned for rising rates Low Cost Deposits more valuable in rising rate environment Margin reached 3.78% in 3Q '04 Anticipate higher 4Q '04 compliance costs

RYAN BECK & CO. Full-service investment banking and regional brokerage Founded in 1946 Nationally recognized leader in Financial Institutions investment banking OVERVIEW

RYAN BECK & CO. 36 Branches 435 Financial Counselors $16.8 Billion in Customer Assets

RYAN BECK & CO. Retail 66% Contribution Investment Banking 21% Contribution Capital Markets 13% Contribution $36.5 Million $11.6 Million $7.4 Million TOTAL REVENUE $55.5 Million 3Q'04 - Up 4%(a) (a) Year-over-Year Total Revenue growth

FINANCIAL RESULTS

INCOME FROM CONTINUING OPERATIONS1 2000 2001 2002 2003 3Q'03 3Q'04 Income from Continuing Ops 18.644 22.53 19.15 38.597 10.1 14.7 Compound Growth 27% CONSOLIDATED 101% Dollars in Millions 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #42 45%

EPS TREND FROM CONTINUING OPERATIONS1 2000 2001 2002 2003 3Q'03 3Q'04 EPS from Continuing Ops 0.43 0.47 0.32 0.62 0.17 0.23 Compound Growth 13% CONSOLIDATED 94% 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #42 2 Decline in 2002 primarily due to impairments in the Parent Company's equity securities portfolio $0.322 32%

STOCKHOLDER VALUE

ANNUAL RETURN *Total Market Returns as of 10/22/04 close BBX S&P 500 2002 2.91% - 22.56% 2003 99.52% 24.54% 2004 YTD* 14.75% 0.17%

CONSOLIDATED RECONCILIATION OF NET INCOME AND INCOME FROM CONTINUING OPERATIONS Dollars in Thousands, except for EPS NET INCOME (GAAP) $24,714 $32,160 $ 50,335 $67,717 $18,508 $14,691 Income from Discontinued Operations (6,070) (8,492) (22,543) (29,120) (8,364) Cumulative effect of a change in accounting principle (1,138) 15,107 Gruntal extraordinary item (23,749) INCOME FROM CONTINUING OPERATIONS $18,644 $22,530 $19,150 $38,597 $10,144 $14,691 DILUTED EPS (GAAP)1 $0.54 $0.65 $0.81 $1.08 $0.30 $0.23 Income from Discounted Operations (0.11) (0.16) (0.35) (0.46) (0.13) Cumulative effect of a change in accounting principle (0.02) 0.23 Gruntal extraordinary item (0.37) DILUTED EPS from Continuing Operations $0.43 $0.47 $0.32 $0.62 $0.17 $0.23 1Note: In periods prior to December 31, 2001 BBX's capital structure included a dividend premium for our Class A common shareholders, and EPS was computed under the two-class method. In the Second quarter 2001 BBX shareholders voted to eliminate the dividend premium. FY 2000 FY 2001 FY 2002 FY 2003 3Q '04 3Q '03

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this presentation, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of these forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiative, extended midnight branch banking hours initiative, and other growth initiatives not producing results consistent with historic growth rates or results which would justify their costs; as well as the impact of regulatory or accounting issues including the impact of and compliance with Anti-Money Laundering and Bank Secrecy Act laws. Further, this press release contains forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services; changes in economic or regulatory policies; the volatility of the stock market and fixed income markets; announced or anticipated transactions, including mergers and acquisitions, or capital financing transactions not being completed or producing results which do not justify their costs; the success or profitability of Ryan Beck's newly launched products; the effectiveness of Ryan Beck's advertising and brand awareness campaigns; and additional risks and uncertainties that are subject to change and outside of Ryan Beck's control. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

SUPPLEMENTAL DATA

BankAtlantic Parent Company Ryan Beck & Co. Operating Net Income: (1) 3Q'04 $14 Million FY'03 $49 Million Equity: 3Q'04 $511 Million Operating Net (Loss): (1) 3Q'04 $(3) Million FY'03 $(12) Million Equity: 3Q'04 $459 Million Operating Net Income: (1) 3Q'04 $4 Million FY'03 $10 Million Equity: 3Q'04 $89 Million BANKATLANTIC BANCORP Operating Net Income: (1) 3Q'04 $15 Million FY'03 $47 Million Equity: 3Q'04 $459 Million 1 Operating Net Income/(Loss) is defined as GAAP Income/(Loss) from continuing operations adjusted for litigation settlement gain of $14.8 million in 1Q'04 and costs associated with debt redemptions, net of tax, of $7.6 million in 1Q'04 and $8.2 million in FY'03 EARNINGS, CONTRIBUTION

NET INTEREST MARGIN BANK OPERATIONS 1998 1999 2000 2001 2002 2003 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 NIM 0.0373 0.0369 0.0346 0.0361 0.0352 0.0328 0.0335 0.0327 0.031 0.0339 0.0373 0.0373 0.0378

NET INTEREST MARGIN BANK OPERATIONS Funding Mix FY 2001 FY 2002 FY 2003 1Q'04 2Q'04 3Q'04 Leverage 42% 33% 24% 21% 29% 33% Other Deposits 43% 43% 41% 40% 36% 33% Low Cost Deposits 15% 23% 34% 39% 36% 34% Totals 100% 100% 100% 100% 100% 100% Cost of Funds FY 2001 FY 2002 FY 2003 1Q'04 2Q'04 3Q'04 Leverage 5.07% 4.35% 4.11% 4.18% 3.49% 3.17% Other Deposits 4.77% 2.98% 1.92% 1.55% 1.51% 1.70% Low Cost Deposits 0.45% 0.42% 0.24% 0.18% 0.18% 0.18% Total Cost of Deposits including DDA 3.68% 2.20% 1.23% 0.91% 0.85% 0.86% Margin Impact FY 2001 FY 2002 FY 2003 1Q'04 2Q'04 3Q'04 Earning Asset Yield 7.63% 6.38% 5.39% 5.34% 5.16% 5.25% Cost of Liabilities 4.59% 3.27% 2.52% 2.02% 1.82% 1.85% Spread 3.04% 3.11% 2.87% 3.32% 3.34% 3.40% Effect of No Cost Funds 0.57% 0.41% 0.41% 0.41% 0.39% 0.38% Net Interest Margin 3.61% 3.52% 3.28% 3.73% 3.73% 3.78%

FHLB ADVANCES BANK OPERATIONS Future Future Dollars in millions Amount Rate NIM Impact NIM Impact Prepaid in 2003: $ 325 5.57% 29 b.p. Prepaid and called in 1Q 2004: 108 5.55% 14 b.p. Remaining Maturities (4Q'04 and beyond): 2004 $ 150 1.89% 2005 530 1.82% 2006 37 1.72% 2008 409 5.47% 2009 10 5.06% 2010 32 5.93% 2011 80 4.83% Total $ 1,248 3.38%

FUNDING COSTS BANK OPERATIONS 1998 1999 2000 2001 2002 2003 1Q'03 1Q'04 2Q'04 3Q'04 Deposit Cost of Funds (including impact of free funding from DDAs) 3.58% 3.62% 4.21% 3.68% 2.20% 1.23% 1.59% 0.91% 0.85% 0.86% Borrowing Cost of Funds (Other Interest Bearing Liabilities) 5.68% 5.34% 6.04% 5.07% 4.35% 4.11% 4.19% 4.18% 3.49% 3.17% Total Cost of Funds 4.39% 4.28% 4.99% 4.26% 2.98% 2.21% 2.53% 1.68% 1.50% 1.53%

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 1Q'04 2Q'04 3Q'04 TOTAL ASSETS 1.5 1.7 2.6 3 3.8 4.1 4.6 4.6 5.4 4.8 4.8 5.4 5.7 LEVITT 0.4 TOTAL ASSETS Compound Growth 14% Dollars in Billions CONSOLIDATED (a) Post Levitt spin-off on 12/31/2003 (b) Levitt's Total Assets at spin-off $4.8(a) $0.4(b)

FINANCIAL HIGHLIGHTS Total Assets (a) $5.7 Billion Billion +9.3% Total Deposits $3.2 Billion Billion +8.7% Total Loans (Net) $4.2 Billion Billion +11.7% Total Revenues $119.5 Million Million +15.7% Total Expenses $94.6 Million Million +6.9% Income from Continuing Ops (b) $14.7 Million Million +44.8% EPS from Continuing Ops (b) $0.23 +32.4% 3Q'04 vs 3Q'03 3Q'04, CONSOLIDATED (a) Post Levitt spin-off on 12/31/2003 (b) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #42